RS Properties Management, LLC
Financial Statements

September 30, 2025 (Unaudited)

RS Properties Management, LLC
Financial Statements

September 30, 2025 (Unaudited)

RS Properties Management, LLC

Balance Sheets

September 30, 2025
Assets	(Unaudited)
Cash	$187,422
Accounts receivable - related parties	560,811
Total assets	$748,233
Liabilities and member's equity
Liabilities
Accounts payable - related parties	$632,384
Total liabilities	632,384
Members' equity	115,849
Total liabilities and members' equity	$748,233

See accompanying notes.

RS Properties Management, LLC

Statements of Operations
(Unaudited)

	Three Months Ended September 30,	Nine Months Ended September 30,
	2025	2025
Property management fees and other revenues - related parties	$484,503	$1,458,259

Expenses
Management fees and related expenses	473,273	1,423,998
General and administrative expenses	—	1,262
Total operating expenses	473,273	1,425,260
Net income	$11,230	$32,999

See accompanying notes.

RS Properties Management, LLC

Statements of Member's Equity
(Unaudited)

Total Member's Equity
Balance at January 1, 2025	$82,850
Net income	11,171
Balance at March 31, 2025	$94,021
Net income	10,598
Balance at June 30, 2025	$104,619
Net income	11,230
Balance at September 30, 2025	$115,849

See accompanying notes.

RS Properties Management, LLC

Statements of Cash Flows
(Unaudited)

Nine Months Ended September 30,
2025
Cash flows from operating activities
Net income	$32,999
Changes in operating assets and liabilities
Accounts receivable - related party	105,333
Accounts payable - related party	3,826
Net cash provided by operating activities	142,158

Net change in cash	142,158

Cash, beginning of year	45,264
Cash, end of year	$187,422

See accompanying notes.

RS Properties Management, LLC
Notes to the Financial Statements
(Unaudited)

NOTE 1 - ORGANIZATION AND BUSINESS

RS Properties Management, LLC (“RSPM”) is a Delaware Limited Liability Company formed on December 3, 2020. Unless the context indicates otherwise, the “Company,” “we,” “our” or “us” refers to RSPM. We were formed to provide property management services for multifamily apartment communities located throughout the United States.

Pending Merger and Internalization Transaction

On June 25, 2025, Cottonwood Communities, Inc. (“CCI”), Cottonwood Residential O.P., LP, a subsidiary and the operating partnership of CCI (“CROP”), Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub” and together with CCI and CROP, the “CCI Parties”), RealSource Properties, Inc. (“RS”) and RealSource Properties OP, LP (“RPOP”) (together with RS, the “RS Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the RS Parties will merge with and into the CCI Parties in a stock-for-stock and unit-for unit transaction (the "Mergers").

Contemporaneously with signing the Merger Agreement, the RS Parties entered into an Internalization Agreement with (i) RealSource Properties Advisor, LLC (“RSPA”), which is the external advisor to the RS Parties, (ii) RSPM, and (iii) RealSource Management LLC, which provides personnel to RSPA and RSPM and property management services to properties owned by subsidiaries of RPOP as well as seven properties held by third parties (“RSM” and together with RSPA and RSPM, the “Contributed Entities”). Pursuant to the Internalization Agreement, RPOP will acquire all of the equity interest in RSPA, RSPM and RSM (collectively, the “Contributed Equity Interests”).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash

We consider all cash on deposit, money market funds and short-term investments with original maturities of three months or less to be cash and cash equivalents. Cash and cash equivalents consist of amounts the Company has on deposit with major commercial financial institutions. There were no cash equivalents at September 30, 2025.

RS Properties Management, LLC
Notes to the Financial Statements- (Continued)
(Unaudited)

Accounts Receivable – Related Parties

Accounts receivable consists of amounts due from managed properties for fees and other reimbursable expenses. We present our accounts receivable net of allowances for amounts that may not be collected. We assess all accounts receivable for credit losses and establish an allowance to reflect the net amount expected to be collected. The allowance is determined based on an assessment of historical collection activity, the nature of the receivable, and the current business environment. As of September 30, 2025, there was no allowance for credit losses.

Revenues – Related Parties

Revenue consists of property management fees, construction management fees and other fees charged to properties under management. Performance obligations are defined in each contract and revenue is recognized on a monthly basis over the term of the agreement as services are performed. Fees are variable consideration, as the property management fees are based on a percentage of the total gross rental income, and construction management fees are based on a percentage of the cost of construction expenditures. At the point the revenues are invoiced and recognized, the amount of consideration to be received is finalized and the uncertainty has been resolved. RSPM is also reimbursed for expenses paid or incurred on behalf of its customers in connection with the services it provides on a monthly basis.

RSPM generally receives payments from properties as it satisfies its performance obligations and records a receivable when it has an unconditional right to receive payment and only the passage of time is required before payment is due. Construction management fees are paid when the related construction is complete.

Concentration of Credit Risks

Financial instruments that potentially subject RSPM to concentrations of credit risk consist principally of cash and cash equivalents. At times, balances with any one financial institution may exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. RSPM believes it mitigates this risk by investing its cash with high-credit quality financial institutions.

Income Taxes

Due to RSPM being a partnership, it has no tax liability, and all of its income or losses are passed onto the individual member.

NOTE 3 - MEMBER’S EQUITY

Members’ equity consists of one class of member units held by one single member. As of September 30, 2025, total owner equity was $115,849. There were no distributions for the nine months ended September 30, 2025.

RS Properties Management, LLC
Notes to the Financial Statements- (Continued)
(Unaudited)
NOTE 4 - TRANSACTIONS WITH RELATED PARTIES

RSPM’s operations are entirely to perform services for real estate properties owned by RPOP subsidiaries under property management agreements. RSPM owners also have ownership in RPOP and serve on the board of directors of RealSource Properties, Inc., the general partner of RPOP. RSPM’s revenues, accounts receivable, and accounts payable reflected in the accompanying statement of operations and balance sheet, respectively, are entirely due from and to related parties. See also Note 2.

NOTE 5 - SUBSEQUENT EVENTS

We have evaluated subsequent events through March 3, 2026, the date the financial statements were available to be issued for recognition or disclosure and have determined there are none to be reported or disclosed in the financial statements other than those mentioned below.

Merger and Internalization Transactions

On December 18, 2025, upon the terms and subject to the conditions of the Merger Agreement, (i) RSPI merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI and (ii) RPOP merged with and into CROP, with CROP surviving. At such time, in accordance with the Maryland General Corporation Law, the Maryland Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act, as applicable, the separate existences of RSPI and RPOP ceased.

At the effective time of the Mergers each issued and outstanding share of RSPI common stock was converted into 0.8634 shares of Class I common stock of CCI and each issued and outstanding common unit of limited partnership interests in RPOP was converted into 0.8634 common units of limited partnership interest in CROP (“CROP Units”). The exchange ratio is subject to further adjustment as described in the Merger Agreement.

Contemporaneously with closing the Mergers, the Internalization Transactions were completed pursuant to the Internalization Agreement and RPOP acquired all of the equity interests in RSPM and the other Contributed Equity Interests. The total consideration under the Internalization Agreement was 2,142,135.1721 common units of RPOP, which units converted into the right to receive CROP Units in the Mergers as described above.